                           STI CLASSIC VARIABLE TRUST

                    SUPPLEMENT DATED JANUARY 4, 2007, TO THE
                               MID-CAP EQUITY FUND
                          PROSPECTUS DATED MAY 1, 2006


Effective immediately, Charles B. Arrington replaces Chad Deakins as co-manager of the Mid-Cap Equity Fund (the "Fund"). Therefore the "Portfolio Managers"
section in the Prospectus is revised as follows:

Mr. Arrington, CFA, joined Trusco in 1997 as a Vice President and has been a Director since January 2006. He has co-managed the Fund since January 2007. He has more than 23 years of investment experience.







               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.